UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
November 22, 2004

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WILSHIRE BANCORP, INC.
(Exact name of registrant as specified in its charter)

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California	000-50923	20-0711133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Wilshire Boulevard, Los Angeles, California 90010
(Address of principal executive offices) (Zip Code)

(213) 387-3200
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    Other Events

On November 22, 2004, Wilshire Bancorp, Inc. announced a two-for-one stock split to be effected in the form of a 100% stock dividend to be paid on December 14, 2004 to shareholders of record at the close of business on December 3, 2004. A copy of the press release addressing the stock split is attached as Exhibit 99.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

Exhibit 99    Press release dated November 22, 2004, issued by Wilshire Bancorp, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSHIRE BANCORP, INC.

Date: November 23, 2004	By:	/s/ Brian E. Cho
Brian E. Cho, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press release dated November 22, 2004, issued by Wilshire Bancorp, Inc.